UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant                          [X]

Filed by a Party other than the Registrant       [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14A-6(E)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12


               LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)    Amount Previously Paid:

    2)    Form, Schedule or Registration Statement No.:

    3)    Filing Party:

    4)    Date Filed:

                                 LEHMAN BROTHERS

               LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND

                                 399 PARK AVENUE
                            NEW YORK, NEW YORK 10022

                            ________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            ________________________

Dear SHAREHOLDER:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of Lehman Brothers First Trust Income Opportunity Fund, a Delaware statutory trust (the "Fund"), will be held on April 16, 2007, at 3:30 p.m. Eastern time at the offices of Neuberger Berman, LLC, an affiliate of Neuberger Berman Management Inc., the Fund's investment adviser, at 605 Third Avenue, 41st Floor, New York, New York 10158-3698 for the following purposes:

     (1)  To elect five Class II trustees as outlined below:

          (a)  Four Class II trustees, C. Anne Harvey, George W. Morriss, Jack
               L. Rivkin and Tom D. Seip, to be elected by the holders of common shares (the "Common Shares") and Money Market Cumulative Preferred Shares (the "MMP Shares"), voting together as a single class, such trustees to serve until the annual meeting of shareholders in 2010, or until their successors are elected and qualified; and

          (b) One Class II trustee, John Cannon, to be elected by the holders of MMP Shares only, voting separately as a single class, such trustee to serve until the annual meeting of shareholders in 2010, or until such trustee's successors are elected and qualified; and

     (2) To consider and act upon any other business that may properly come before the Annual Meeting or any adjournments thereof.

     You are entitled to vote at the Annual Meeting of your Fund and any adjournments thereof if you owned Fund shares at the close of business on February 21, 2007 (the "Record Date"). IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD(S). If you have any questions about the proposals or the voting instructions, please call us at 877-461-1899. Any proposal submitted to a vote at the Annual Meeting by anyone other than the officers or trustees of the Fund may be voted only in person or by written proxy.

     We will admit to the Annual Meeting (1) all shareholders of record of the Fund as of the Record Date, (2) persons holding proof of beneficial ownership at the Record Date such as a letter or account statement from a broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. ALL PERSONS WISHING TO BE ADMITTED TO THE ANNUAL MEETING MUST PRESENT PHOTO IDENTIFICATION. IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CONTACT US AT 877-461-1899.

     Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted.

                                       By order of the Board of Trustees,

                                       /s/ Claudia A. Brandon

                                       Claudia A. Brandon

                                       Secretary

Dated: March 12, 2007

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                      VALID SIGNATURE
________________________________________________________________________________

Corporate Accounts

(1) ABC Corp.                                     ABC Corp.
(2) ABC Corp.                                     John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer                       John Doe
(4) ABC Corp. Profit Sharing Plan                 John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust                                     Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78           Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS

(1) John B. Smith,
    Cust. f/b/o John B. Smith, Jr. UGMA           John B. Smith
(2) John B. Smith                                 John B. Smith, Jr., Executor
________________________________________________________________________________


________________________________________________________________________________

                   YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
                          SHARES OF THE FUND YOU OWN.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY

     If you own both Common Shares and MMP Shares of the Fund, there will be more than one proxy card enclosed. Please fill out and return each proxy card.

     Shareholders are invited to attend the Annual Meeting in person. Any shareholder who does not expect to attend the Annual Meeting is urged to review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s).

     To avoid additional expense to the Fund of further solicitation, we ask your cooperation in voting your proxy promptly, no matter how large or small your holdings may be.
________________________________________________________________________________

                                 LEHMAN BROTHERS

               LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND

                                605 THIRD AVENUE
                         NEW YORK, NEW YORK 10158-0180

                               _________________

                                PROXY STATEMENT
                               _________________


                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 16, 2007

                                INTRODUCTION

     This Proxy Statement is furnished to the shareholders of the Lehman Brothers First Trust Income Opportunity Fund, a Delaware statutory trust (the "Fund"), by the Board of Trustees (the "Board") of the Fund in connection with the solicitation of shareholder votes by proxy to be voted at the Annual Meeting of Shareholders or any adjournments thereof ("Annual Meeting"). The Annual Meeting is expected to be held on April 16, 2007, at 3:30 p.m.Eastern time at 605 Third Avenue, 41st Floor, New York, New York 10158-3698, at the offices of Neuberger Berman, LLC, an affiliate of Neuberger Berman Management Inc. ("NB Management"), the Fund's investment adviser.

     The matters to be acted upon at the Annual Meeting are set forth in the accompanying Notice of Annual Meeting. It is expected that the Notice of Annual Meeting, this Proxy Statement and form of proxy first will be mailed to shareholders on or about March 12, 2007.

     If the enclosed proxy card is executed properly and returned, shares represented thereby will be voted at the Annual Meeting in accordance with the instructions on the proxy card. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Secretary of the Fund, by the execution of a subsequently dated proxy card or by attending the Annual Meeting and voting in person. However, if no instructions are specified on a proxy card, shares will be voted "FOR" the election of each nominee for Trustee and "FOR," "ABSTAIN" or "AGAINST" any other matters acted upon at the Annual Meeting in the discretion of the persons named as proxies.

     The close of business on February 21, 2007, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting ("Record Date"). On that date, the Fund had 12,252,971.652 common shares ("Common Shares") and 3,600 Money Market Cumulative Preferred Shares (the "MMP Shares") outstanding and entitled to vote.

     Each shareholder will have one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share of each share held on the Record Date. On the Record Date, the net asset value of the Common Shares was $15.37 per share and the MMP Shares were redeemable at $25,000 per share.

     Holders of the Fund's outstanding shares will vote to elect a total of five
Trustees: Common Shares and MMP Shares will vote together as a single class to elect four Class II Trustees, while holders of the Fund's outstanding MMP Shares will vote as a single class to elect one Class II Trustee. As to any other business that may properly come before the Annual Meeting or any adjournments thereof, holders of the Common Shares and MMP Shares may vote together as a single class or separately, depending on the requirements of the Investment Company Act of 1940, as amended ("1940 Act"), applicable law governing Delaware statutory business trusts, and the Fund's charter with respect to said item of business.

     Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone, and electronic transmission or in person by regular employees of NB Management, Lehman Brothers Asset Management LLC ("LBAM LLC"), the Fund's sub-adviser, or affiliates of these entities. Such solicitations may also be made by other authorized representatives of the Fund. All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by the Fund.


QUORUM; ADJOURNMENT

     A quorum of shareholders is necessary to take action at the Annual Meeting. A quorum will exist for the election of the four Class II Trustees to be elected by holders of Common Shares and MMP shares entitled to vote if 25% of all such shares (Common Shares and MMP Shares) outstanding on the Record Date are present in person or by proxy. A quorum will exist for the election of the single Class II Trustee to be elected by holders of the MMP Shares entitled to vote if 25% of all such MMP Shares outstanding on the Record Date are present in person or by proxy. THE FAILURE OF A QUORUM TO BE PRESENT AT THE ANNUAL MEETING WILL NECESSITATE ADJOURNMENT AND WILL SUBJECT THE FUND TO ADDITIONAL EXPENSE.

     In the event that a quorum is not present at the Annual Meeting, or for any other reason, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Under the Fund's by-laws (the "By-Laws"), any meeting of shareholders may be adjourned from time to time by: (a) the vote of the majority of the shares represented at that meeting, either in person or by proxy, or (b) in his or her sole discretion by the chair of the meeting. The persons named as proxies will vote those proxies which they are entitled to vote "FOR" the election of any nominee in favor of such an adjournment and will vote those proxies required to "WITHHOLD" on all of the nominees against any such adjournment. A shareholder vote may be taken on one or more of the proposals prior to any adjournment if sufficient votes have been received for approval and it is otherwise appropriate.

     The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal at the Annual Meeting. The Fund understands that, under the rules of the New York Stock Exchange ("NYSE") and the American Stock Exchange ("AMEX"), such broker-dealers may grant authority to the proxies designated by the Fund to vote on the election of Trustees for the Fund if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their names for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either
(i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Accordingly, abstentions and broker non-votes effectively will be a vote against any adjournment and but will have no impact on the election of the Class II Trustee Nominees because the required vote is the plurality of votes cast.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) AS SOON AS POSSIBLE IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY CARD(S).

     As of February 21, 2007, the Fund knows of no person who owns beneficially more than 5% of its outstanding Common Shares or MMP Shares. In addition, the Trustees and officers of the Fund, in the aggregate, owned less than 1% of the Fund's outstanding shares as of February 21, 2007.

     NB Management and LBAM LLC serve as the Fund's investment adviser and sub-adviser, respectively. In addition, NB Management provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds, as well as the Neuberger Berman Family of Funds. NB Management is located at 605 Third Avenue, New York, New York 10158-0180. As of December 31, 2006, Neuberger Berman affiliates had approximately $126.9 billion in assets under management. NB Management and LBAM LLC are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("LBHI"), a publicly held company. Investors Bank and Trust Company ("IBT") currently serves as the Fund's administrator. IBT is located at 200 Clarendon Street, Boston, Massachusetts 02116.

     SHAREHOLDERS OF RECORD OR BENEFICIAL OWNERS AS OF THE RECORD DATE MAY OBTAIN A FREE COPY OF THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS FOR THE FUND, BY WRITING NB MANAGEMENT AT 605 THIRD AVENUE, 2ND FLOOR, NEW YORK, NEW YORK 10158-0180, OR BY CALLING TOLL FREE 877-461-1899.

     Shareholders may also send communications that they would like to direct to the Fund's Board of Trustees to the attention of Chamaine Williams, Chief Compliance Officer, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180. The Board has directed Ms. Williams to send such communications to the chairperson of the Fund's Ethics and Compliance Committee. Nominee recommendations and shareholder proposals should be directed to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180 as described in this Proxy Statement under "Information Regarding the Fund's Process for Nominating Trustee Candidates" and "Shareholder Proposals."


                              ELECTION OF TRUSTEES
                                    PROPOSAL

     The Fund's Board is divided into three classes (Class I, Class II and Class
III). At a meeting held in February 2007, the Fund's Board of Trustees expanded the size of the Board from thirteen (1) to fifteen and appointed Michael M. Knetter as a Class I Trustee and George W. Morriss as a Class II Trustee to fill the vacancies created by the expansion. The terms of office of Class I, Class II and Class III Trustees will expire at the annual meeting of shareholders held in 2009, 2007 and 2008, respectively, and at each third annual meeting of shareholders thereafter. Each Trustee shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The classification of the Fund's Trustees helps to promote the continuity and stability of the Fund's management and policies because the majority of the Trustees at any given time will have prior experience as Trustees of the Fund. At least two shareholder meetings, instead of one, are required to effect a change in a majority of the Trustees, except in the event of vacancies resulting from removal for cause or other reasons, in which case the remaining Trustees may fill the vacancies so created, to the extent permitted by the 1940 Act.

     At the Annual Meeting, four Class II Trustees are to be voted upon by the holders of Common Shares and MMP Shares, voting together as a single class, and one Class II Trustee is to be voted upon by the holders of MMP Shares only, voting separately as a single class. In accordance with the provisions of the 1940 Act and the Fund's By-Laws, under normal circumstances the holders of outstanding MMP Shares are entitled, as a class, and to the exclusion of the holders of Common Shares,


1[superscript] Following the death of Barry Hirsch, a Class II Trustee, the
      Board determined to reduce the number of Trustees on the Board from 14 to 13 and to reclassify C. Anne Harvey, a Class I Trustee, as a Class II Trustee. Ms. Harvey was reclassified as a Class II Trustee of the Board so that each class of the Board would have as close to the same number of Trustees as possible.

to elect two Trustees. The holders of outstanding Common Shares and MMP Shares, voting together as a single class, elect the balance of the Trustees. The Class I and III Trustees are not nominees to be considered at the Meeting.

     The term of each current Class II Trustee expires in 2007, but each expressed his or her willingness to serve another term as Trustee of the Fund if nominated by the Board.

     The following table indicates which shareholders are solicited with respect to each of these Nominees:

NOMINEE                             COMMON SHARES                 MMP SHARES
________________________________________________________________________________

John Cannon                                                           X
C. Anne Harvey                            X                           X
George W. Morriss                         X                           X
Jack L. Rivkin                            X                           X
Tom D. Seip                               X                           X
________________________________________________________________________________

     The Governance and Nominating Committee of the Fund reviewed the qualifications, experience and background of each Trustee. Based upon this review, the Committee determined that nominating the Nominees listed above would be in the best interests of the Fund's shareholders. The Fund's Board believes that the Nominees are well suited for service on the Board due to their knowledge of the financial services sector, their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies, and due to their familiarity with the Fund as a result of their prior service as Trustees.

     At a meeting in December 2006, the Board received the recommendations of the Governance and Nominating Committee. After discussion and consideration of, among other things, the backgrounds of the incumbents, the Fund's Board voted to nominate John Cannon, C. Anne Harvey, Jack L. Rivkin and Tom D. Seip for election as Class II Trustees with a term expiring in 2010. Mr. Morriss was not a Trustee in December 2006. Upon recommendation of other Board members, at a February 2007 Board meeting, the Fund's Board voted to nominate Mr. Morriss for election as a Class II Trustee with a term expiring in 2010. The Fund has a policy that at least three-fourths of all Trustees be Independent Fund Trustees. Independent Fund Trustees are those who are not associated with the Fund's investment adviser or sub-adviser or their affiliates, or with any broker-dealer used by the Fund, the investment adviser or the sub-adviser in the past six months.

     It is the intention of the persons named in the enclosed proxy card(s) to vote in favor of the election of each Nominee named in this Proxy Statement. Each Nominee has consented to be named in this Proxy Statement and to serve as Trustee if elected. The Fund's Board has no reason to believe that any Nominee will become unavailable for election as a Trustee, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend.

     None of the Trustees is related to any other. The following tables set forth certain information regarding each Trustee. Unless otherwise noted, each Trustee has engaged in the principal occupation listed in the following table for five years or more. The business address of each listed person is 605 Third Avenue, New York, New York 10158.



                                  INFORMATION REGARDING NOMINEES
                                FOR ELECTION AT 2007 ANNUAL MEETING


__________________________________________________________________________________________________

                                                        NUMBER OF
NAME, AGE, POSITION,                                    PORTFOLIOS IN
TERM OF OFFICE, AND                                     FUND COMPLEX    OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                          OVERSEEN BY     OUTSIDE FUND COMPLEX BY
SERVED (1)                  PRINCIPAL OCCUPATION(S)     TRUSTEE (2)     TRUSTEE
__________________________________________________________________________________________________

                                             CLASS II
__________________________________________________________________________________________________

Independent Fund Trustees
__________________________________________________________________________________________________

John Cannon (77)            Consultant. Formerly,           62          Independent Trustee
Trustee                     Chairman, CDC                               or Director of three
Since April 2006            Investment Advisers                         series of Oppenheimer
                            (registered investment                      Funds: Limited Term
                            adviser), 1993 to January                   New York Municipal
                            1999; formerly, President                   Fund, Rochester
                            and Chief Executive                         Fund Municipals,
                            Officer, AMA Investment                     and Oppenheimer
                            Advisors, an affiliate of                   Convertible Securities
                            the American Medical                        Fund, since 1992.
                            Association.
__________________________________________________________________________________________________

C. Anne Harvey (69)         President, C.A. Harvey          62          Formerly, President,
Trustee                     Associates since October                    Board of Associates
Since April 2006            2001; formerly, Director,                   to The National
                            AARP, 1978 to December                      Rehabilitation
                            2001.                                       Hospital's Board of
                                                                        Directors, 2001 to 2002;
                                                                        formerly, Member,
                                                                        Individual Investors
                                                                        Advisory Committee
                                                                        to the New York Stock
                                                                        Exchange Board of
                                                                        Directors, 1998 to June
                                                                        2002.
__________________________________________________________________________________________________


__________________________________________________________________________________________________

                                                        NUMBER OF
NAME, AGE, POSITION,                                    PORTFOLIOS IN
TERM OF OFFICE, AND                                     FUND COMPLEX    OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                          OVERSEEN BY     OUTSIDE FUND COMPLEX BY
SERVED (1)                  PRINCIPAL OCCUPATION(S)     TRUSTEE (2)     TRUSTEE
__________________________________________________________________________________________________

George W. Morriss           Formerly, Executive             62          Member, Board of
(59)                        Vice President and Chief                    Managers, Old Mutual
Trustee                     Financial Officer, People's                 Funds of Hedge Funds
Since February 2007         Bank (a financial services                  (registered hedge fund),
                            company), 1991 to 2001.                     since October 2006.
__________________________________________________________________________________________________

Tom D. Seip (57)            General Partner, Seip           62          Director, H&R Block,
Trustee                     Investments LP (a private                   Inc. (financial services
Since April 2006;           investment partnership);                    company) since May
Lead Independent            formerly, President                         2001; Chairman,
Trustee                     and CEO, Westaff, Inc.                      Compensation
Since April 2006            (temporary staffing), May                   Committee, H&R
                            2001 to January 2002;                       Block, Inc. since 2006;
                            formerly, Senior Executive                  Director, America
                            at the Charles Schwab                       One Foundation
                            Corporation, 1983 to 1998,                  since 1998; formerly,
                            including Chief Executive                   Chairman, Governance
                            Officer, Charles Schwab                     and Nominating
                            Investment Management,                      Committee, H&R
                            Inc. and Trustee, Schwab                    Block, Inc., 2004
                            Family of Funds and                         to 2006; formerly,
                            Schwab Investments, 1997                    Director, Forward
                            to 1998, and Executive                      Management, Inc. (asset
                            Vice President-Retail                       management company),
                            Brokerage, Charles                          1999 to 2006;
                            Schwab & Co., Inc., 1994                    formerly Director,
                            to 1997.                                    E-Bay Zoological
                                                                        Society, 1999 to 2003;
                                                                        formerly, Director,
                                                                        General Magic (voice
                                                                        recognition software),
                                                                        2001 to 2002; formerly,
                                                                        Director, E-Finance
                                                                        Corporation (credit
                                                                        decisioning services),
                                                                        1999 to 2003; formerly,
                                                                        Director, Save-Daily.
                                                                        com (micro investing
                                                                        services), 1999 to 2003.
__________________________________________________________________________________________________


__________________________________________________________________________________________________

                                                        NUMBER OF
NAME, AGE, POSITION,                                    PORTFOLIOS IN
TERM OF OFFICE, AND                                     FUND COMPLEX    OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                          OVERSEEN BY     OUTSIDE FUND COMPLEX BY
SERVED (1)                  PRINCIPAL OCCUPATION(S)     TRUSTEE (2)     TRUSTEE
__________________________________________________________________________________________________

Trustee who is an "Interested Person" *
__________________________________________________________________________________________________

Jack L. Rivkin * (66)       Executive Vice President        62          Director, Dale Carnegie
President Since June        and Chief Investment                        and Associates, Inc.
2006; Trustee               Officer, Neuberger                          (private company)
Since April 2006            Berman Inc. (holding                        since 1998; Director,
                            company) since 2002                         Solbright, Inc. (private
                            and 2003, respectively;                     company) since 1998.
                            Managing Director and
                            Chief Investment Officer,
                            Neuberger Berman since
                            December 2005 and 2003,
                            respectively; formerly,
                            Executive Vice President,
                            Neuberger Berman,
                            December 2002 to 2005;
                            Director and Chairman,
                            NB Management since
                            December 2002; formerly,
                            Executive Vice President,
                            Citigroup Investments,
                            Inc., September 1995 to
                            February 2002; formerly,
                            Executive Vice President,
                            Citigroup Inc., September
                            1995 to February 2002.
__________________________________________________________________________________________________


                                  INFORMATION REGARDING TRUSTEES
                                   WHOSE CURRENT TERMS CONTINUE


__________________________________________________________________________________________________

                                                        NUMBER OF
NAME, AGE, POSITION,                                    PORTFOLIOS IN
TERMS OF OFFICE,                                        FUND COMPLEX    OTHER DIRECTORSHIPS HELD
AND LENGTH OF TIME                                      OVERSEEN BY     OUTSIDE FUND COMPLEX BY
SERVED (1)                  PRINCIPAL OCCUPATION(S)     TRUSTEE (2)     TRUSTEE
__________________________________________________________________________________________________

                                              CLASS I
__________________________________________________________________________________________________

Independent Fund Trustees
__________________________________________________________________________________________________

Faith Colish (71)           Counsel, Carter                 62          Formerly, Director
Trustee                     Ledyard & Milburn                           (1997 to 2003) and
Since April 2006            LLP (law firm) since                        Advisory Director
                            October 2002; formerly,                     (2003 to 2006), ABA
                            Attorney-at-Law and                         Retirement Funds
                            President, Faith Colish, A                  (formerly, American
                            Professional Corporation,                   Bar Retirement
                            1980 to 2002.                               Association) (not-for-
                                                                        profit membership
                                                                        corporation).
__________________________________________________________________________________________________

Michael M. Knetter          Dean, School of Business,       62          Trustee, Northwestern
(46)                        University of Wisconsin                     Mutual Series Fund,
Trustee                     - Madison; formerly,                        Inc., since February
Since February 2007         Professor of International                  2007; Director, Wausau
                            Economics and Associate                     Paper, since 2005;
                            Dean, Amos Tuck School                      Director, Great Wolf
                            of Business - Dartmouth                     Resorts, since 2004.
                            College, 1998 to 2002.
__________________________________________________________________________________________________

Cornelius T. Ryan           Founding General                62          None.
(75)                        Partner, Oxford Partners
Trustee                     and Oxford Bioscience
Since April 2006            Partners (venture
                            capital investing) and
                            President, Oxford Venture
                            Corporation since 1981.
__________________________________________________________________________________________________

Peter P. Trapp (62)         Regional Manager for            62          None.
Trustee                     Mid-Southern Region,
Since April 2006            Ford Motor Credit
                            Company since September
                            1997; formerly, President,
                            Ford Life Insurance
                            Company, April 1995 to
                            August 1997.
__________________________________________________________________________________________________


__________________________________________________________________________________________________

                                                        NUMBER OF
NAME, AGE, POSITION,                                    PORTFOLIOS IN
TERMS OF OFFICE,                                        FUND COMPLEX    OTHER DIRECTORSHIPS HELD
AND LENGTH OF TIME                                      OVERSEEN BY     OUTSIDE FUND COMPLEX BY
SERVED (1)                  PRINCIPAL OCCUPATION(S)     TRUSTEE (2)     TRUSTEE
__________________________________________________________________________________________________

Trustee who is an "Interested Person" *
__________________________________________________________________________________________________

Peter E. Sundman *          Executive Vice President,       62          Director and Vice
(47)                        Neuberger Berman                            President, Neuberger &
Chief Executive             Inc. (holding company)                      Berman Agency, Inc.
Officer since June          since 1999; Head of                         since 2000; formerly,
2006; Trustee and           Neuberger Berman                            Director, Neuberger
Chairman of the             Inc.'s Mutual Funds                         Berman Inc. (holding
Board Since April           Business (since 1999) and                   company), October
2006                        Institutional Business                      1999 to March 2003;
                            (1999 to October 2005);                     Trustee, Frost Valley
                            responsible for Managed                     YMCA; Trustee,
                            Accounts Business and                       College of Wooster.
                            intermediary distribution
                            since October 1999;
                            President and Director,
                            NB Management since
                            1999; Managing Director,
                            Neuberger Berman
                            since 2005; formerly,
                            Executive Vice President,
                            Neuberger Berman,
                            1999 to December 2005;
                            formerly, Principal,
                            Neuberger Berman,
                            1997 to 1999; formerly,
                            Senior Vice President,
                            NB Management, 1996 to
                            1999.
__________________________________________________________________________________________________


__________________________________________________________________________________________________

                                                        NUMBER OF
NAME, AGE, POSITION,                                    PORTFOLIOS IN
TERMS OF OFFICE,                                        FUND COMPLEX    OTHER DIRECTORSHIPS HELD
AND LENGTH OF TIME                                      OVERSEEN BY     OUTSIDE FUND COMPLEX BY
SERVED (1)                  PRINCIPAL OCCUPATION(S)     TRUSTEE (2)     TRUSTEE
__________________________________________________________________________________________________

                                             CLASS III
__________________________________________________________________________________________________

Independent Fund Trustees
__________________________________________________________________________________________________

Robert A. Kavesh (79)       Marcus Nadler Professor         62          Formerly, Director, The
Trustee                     Emeritus of Finance and                     Caring Community (not-
Since April 2006            Economics, New York                         for-profit) from 1997 to
                            University Stern School                     2006; formerly, Director,
                            of Business; formerly,                      DEL Laboratories,
                            Executive Secretary-                        Inc. (cosmetics and
                            Treasurer, American                         pharmaceuticals), 1978
                            Finance Association, 1961                   to 2004; formerly,
                            to 1979.                                    Director, Apple Bank
                                                                        for Savings, 1979
                                                                        to 1990; formerly,
                                                                        Director, Western Pacific
                                                                        Industries, Inc., 1972 to
                                                                        1986 (public company).
__________________________________________________________________________________________________

Howard A. Mileaf (70)       Retired; formerly, Vice         62          Director, Webfinancial
Trustee                     President and General                       Corporation (holding
Since April 2006            Counsel, WHX Corporation                    company) since
                            (holding company), 1993 to                  December 2002;
                            2001.                                       formerly, Director WHX
                                                                        Corporation (holding
                                                                        company), January 2002
                                                                        to June 2005; formerly,
                                                                        Director, State Theatre
                                                                        of New Jersey (not-for-
                                                                        profit theater), 2000 to
                                                                        2005.
__________________________________________________________________________________________________


__________________________________________________________________________________________________

                                                        NUMBER OF
NAME, AGE, POSITION,                                    PORTFOLIOS IN
TERMS OF OFFICE,                                        FUND COMPLEX    OTHER DIRECTORSHIPS HELD
AND LENGTH OF TIME                                      OVERSEEN BY     OUTSIDE FUND COMPLEX BY
SERVED (1)                  PRINCIPAL OCCUPATION(S)     TRUSTEE (2)     TRUSTEE
__________________________________________________________________________________________________

Edward I. O'Brien           Formerly, Member,               62          Director, Legg Mason,
(78)                        Investment Policy                           Inc. (financial services
Trustee                     Committee, Edward Jones,                    holding company)
Since April 2006            1993 to 2001; President,                    since 1993; formerly,
                            Securities Industry                         Director, Boston
                            Association ("SIA")                         Financial Group (real
                            (securities industry's                      estate and tax shelters),
                            representative in                           1993 to 1999.
                            government relations and
                            regulatory matters at the
                            federal and state levels),
                            1974 to 1992; Adviser to
                            SIA, November 1992 to
                            November 1993.
__________________________________________________________________________________________________

William E. Rulon            Retired; formerly,              62          Formerly, Director, Pro-
(74)                        Senior Vice President,                      Kids Golf and Learning
Trustee                     Foodmaker, Inc. (operator                   Academy (teach golf
Since April 2006            and franchiser of                           and computer usage
                            restaurants) until January                  to "at risk" children),
                            1997                                        1998 to 2006; formerly,
                                                                        Director, Prandium,
                                                                        Inc. (restaurants),
                                                                        March 2001 to July
                                                                        2002.
__________________________________________________________________________________________________


__________________________________________________________________________________________________

                                                        NUMBER OF
NAME, AGE, POSITION,                                    PORTFOLIOS IN
TERMS OF OFFICE,                                        FUND COMPLEX    OTHER DIRECTORSHIPS HELD
AND LENGTH OF TIME                                      OVERSEEN BY     OUTSIDE FUND COMPLEX BY
SERVED (1)                  PRINCIPAL OCCUPATION(S)     TRUSTEE (2)     TRUSTEE
__________________________________________________________________________________________________

Candace L. Straight         Private investor and            62          Director, Montpelier Re
(59)                        consultant specializing in                  (reinsurance company)
Trustee                     the insurance industry;                     since 2006; Director,
Since April 2006            formerly, Advisory                          National Atlantic
                            Director, Securitas Capital                 Holdings Corporation
                            LLC (a global private                       (property and casualty
                            equity investment firm                      insurance company)
                            dedicated to making                         since 2004; Director,
                            investments in the                          The Proformance
                            insurance sector), 1998 to                  Insurance Company
                            December 2003.                              (property and casualty
                                                                        insurance company)
                                                                        since March 2004;
                                                                        formerly, Director,
                                                                        Providence Washington
                                                                        Insurance Company
                                                                        (property and casualty
                                                                        insurance company),
                                                                        December 1998 to
                                                                        March 2006; formerly,
                                                                        Director, Summit
                                                                        Global Partners
                                                                        (insurance brokerage
                                                                        firm), 2000 to 2005.
__________________________________________________________________________________________________

(1)  The majority of the current Board of the Fund was elected in April 2006 as part of a proposal to streamline the governance structure of the Fund. Prior to April 2006, Michael M. Knetter
     and George W. Morriss had served as Trustees of the Fund. In February 2007, Dr. Knetter and
     Mr. Morriss became Board members again. The Board of Trustees shall at times be divided as equally as possible into three classes of Trustees designated Class I, Class II, and Class
     III. The terms of office of Class I, Class II, and Class III Trustees shall expire at the annual meeting of shareholders held in 2009, 2007, and 2008, respectively, and at each third annual meeting of shareholders thereafter.

(2)  For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*    Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr.
     Sundman and Mr. Rivkin are interested persons of the Fund by virtue of the fact that they are officers and/or directors of NB Management.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act"), Section 30(h) of the 1940 Act and Securities and Exchange Commission ("SEC") regulations thereunder, certain of the Fund's officers and trustees, portfolio managers, persons owning more than 10% of the Fund's stock and certain officers and directors/trustees of the Fund's investment adviser and sub-adviser are required to report their transactions in the Fund's stock to the SEC and the NYSE. Based solely on the review by the Fund of the copies of such reports received by it, the Fund believes that, during its fiscal year ended December 31, 2006, Cornelius T. Ryan filed an Initial Statement of Beneficial Ownership of Securities on Form 3 after the required time period due to difficulties associated with filing on EDGAR. The late filing did not relate to any transactions in Fund shares but rather to Mr. Ryan's election as a Trustee in 2006.


BOARD OF TRUSTEES AND COMMITTEE MEETINGS

     The Fund's Board met six times during the fiscal year ended December 31, 2006. Each Trustee attended at least 75% of the total number of meetings of the Board and of any committee of which he or she was a member during that year.

     The Board has established several standing committees to oversee particular aspects of the Fund's management. The standing committees of the Board are described below. The Board does not have a standing compensation committee.

     AUDIT COMMITTEE. The purposes of the Fund's Audit Committee are (a) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firm; (e) to act as a liaison between the Fund's independent registered public accounting firm and the full Board; and (f) to prepare an audit committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of trustees. The independent registered public accounting firm for the Fund shall report directly to the Audit Committee. The Fund has adopted a written charter for its Audit Committee. The charter of the Audit Committees was attached to the Fund's proxy statement dated February 28, 2006 and is available on the Fund's website at www.lbftincomeopportunity.com. The Audit Committee of the Fund has delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of the Fund's independent registered public accounting firm to the Chairman of the Audit Committee, and, if the Committee Chair is not available, to any other member of the Audit Committee.

     The Audit Committee of the Fund, established in accordance with Section 3(a)(58)(A) of the 1934 Act, is composed entirely of Independent Fund Trustees who are also considered independent under the listing standards applicable to the Fund. Its members are John Cannon, Howard A. Mileaf, Cornelius T. Ryan (Chairman), Tom D. Seip and Peter P. Trapp. Members of the Audit Committee receive additional compensation for serving on this committee. The Report of the Audit Committee relating to the audit of Fund financial statements for the fiscal year ended December 31, 2006 is attached hereto as Appendix A. During the fiscal year ended December 31, 2006, the Committee met six times.

     CLOSED-END FUNDS COMMITTEE. The Fund's Closed-End Funds Committee is responsible for consideration and evaluation of issues specific to the Fund. Its members are Edward I. O'Brien (Chairman), Jack L. Rivkin, William E. Rulon, and Tom D. Seip. All members other than Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended December 31, 2006, the Committee met once.

     CONTRACT REVIEW COMMITTEE. The Contract Review Committee of the Fund is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to continue the Fund's principal contractual arrangements. Its members are Faith Colish (Chairwoman), Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended December 31, 2006, the Committee met two times.

     ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee of the Fund oversees: (a) the Fund's program for compliance with Rule 38a-1 under the 1940 Act and the Fund's implementation and enforcement of its compliance policies and procedures; (b) compliance with the Fund's Code of Ethics (which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and Trustees), and (c) the activities of the Fund's Chief Compliance Officer. The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Boards expressly to another Committee of the Boards (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, sub-adviser, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering the Fund's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon (Chairman), Faith Colish, C. Anne Harvey and Edward I. O'Brien. All members are Independent Fund Trustees. The Board will receive at least annually a report on the compliance programs of the Fund and Service Providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Fund, NB Management and LBAM LLC. During the fiscal year ended December 31, 2006, the Committee met three times.

     EXECUTIVE COMMITTEE. The Executive Committee of the Fund is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Howard A. Mileaf, Edward I. O'Brien, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Trustees. During the fiscal year ended December 31, 2006, the Committee did not meet.

     GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee of the Fund is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Trustees, including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Fund; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. The Committee met to discuss matters relating to the nomination of Class II Trustees with respect to the Fund. Its members are C. Anne Harvey (Chairwoman), Robert A. Kavesh, Howard
A. Mileaf and Tom D. Seip. All members are Independent Fund Trustees and are not "interested parties" of the Fund as defined in section 2(a)(19) of the 1940 Act. During the fiscal year ended December 31, 2006, the Committee met four times.

     INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee of the Fund is responsible for overseeing and guiding the process by which the Board reviews Fund performance. Its members are Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended December 31, 2006, the Committee met two times.

     PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee of the Fund (a) monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the independent registered public accounting firm and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market prices are not readily available; (d) oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the Fund deals with the manager or any affiliate of the manager as principal or agent.

     The members of the Committee are Faith Colish, Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended December 31, 2006, the Committee met three times.

INFORMATION REGARDING THE FUND'S PROCESS FOR NOMINATING TRUSTEE
CANDIDATES

     GOVERNANCE AND NOMINATING COMMITTEE CHARTER. A copy of the Governance and Nominating Committee Charter is available to shareholders on the Fund's website at www.lbftincomeopportunity.com.

     SHAREHOLDER COMMUNICATIONS. The Fund's Governance and Nominating Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180. No nominee recommendation has been received from a shareholder within the past 120 days.

     NOMINEE QUALIFICATIONS. The Governance and Nominating Committee will consider nominees recommended by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. While there is no formal list of qualifications, the Governance and Nominating Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as independent trustees, independence from the Fund's investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committee also considers whether the prospective candidates' workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Fund operates. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board's present composition and the Committee's (or the Board's) perceptions about future issues and needs.

     IDENTIFYING NOMINEES. The Governance and Nominating Committee considers prospective candidates from any reasonable source. The Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a

Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committee members, based on the results of these contacts, believed they had identified a viable candidate, they would air the matter with the full group of independent Board members for input. Any request by management to meet with the prospective candidate would be given appropriate consideration. The Fund has not paid a fee to third parties to assist in finding nominees.

TRUSTEE ATTENDANCE AT ANNUAL MEETINGS

     The Fund does not have a policy on Trustee attendance at the annual meeting of shareholders. Two Board members attended the 2006 annual meeting of shareholders.

OWNERSHIP OF SECURITIES

     Set forth below is the dollar range of equity securities owned by each Trustee.

                                                AGGREGATE DOLLAR RANGE OF EQUITY
                      DOLLAR RANGE OF EQUITY    SECURITIES IN ALL REGISTERED INVESTMENT
                      SECURITIES OWNED IN THE   COMPANIES OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE       FUND *                    FAMILY OF INVESTMENT COMPANIES *
_______________________________________________________________________________________

Independent Fund Trustees
_______________________________________________________________________________________

John Cannon           None                      Over $100,000
Faith Colish          None                      Over $100,000
C. Anne Harvey        None                      $50,001-$100,000
Robert A. Kavesh      None                      $10,001-$50,000
Michael M. Knetter    None                      None
Howard A. Mileaf      None                      Over $100,000
George W. Morriss     $10,001-$50,000 **        $10,001-$50,000
Edward I. O'Brien     None                      Over $100,000
William E. Rulon      None                      Over $100,000
Cornelius T. Ryan     None                      $10,001-$50,000
Tom D. Seip           None                      Over $100,000
Candace L. Straight   None                      Over $100,000
Peter P. Trapp        None                      Over $100,000
_______________________________________________________________________________________

Trustees who are "Interested Persons"
_______________________________________________________________________________________

Jack L. Rivkin        None                      $1-$10,000
Peter E. Sundman      None                      Over $100,000
_______________________________________________________________________________________

*  Valuation as of March 5, 2007.

** Mr. Morriss owns 1,363.1 shares of the Fund, constituting less than 1% of the outstanding common shares.

INDEPENDENT FUND TRUSTEES' OWNERSHIP OF SECURITIES

     As of January 31, 2006, no Independent Trustee (or his/her immediate family members) owned securities of NB Management or securities in an entity controlling, controlled by or under common control with NB Management (not including registered investment companies).

OFFICERS OF THE FUND

     The following table sets forth certain information regarding the officers of the Fund. Except as otherwise noted, each individual has held the positions shown in the table below since April, 2006. The business address of each listed person is 605 Third Avenue, New York, New York 10158. Officers of the Fund are appointed by the Board and serve at the pleasure of the Board.

____________________________________________________________________________________________

                        POSITION AND LENGTH OF
NAME AND AGE            TIME SERVED (1)                    PRINCIPAL OCCUPATION(S)
____________________________________________________________________________________________

Andrew B. Allard (45)   Anti-Money Laundering              Senior Vice President,
                        Compliance Officer since April     Neuberger Berman since 2006;
                        2006                               Deputy General Counsel,
                                                           Neuberger Berman since 2004;
                                                           formerly, Vice President,
                                                           Neuberger Berman, 2000 to
                                                           2006; formerly, Associate
                                                           General Counsel, Neuberger
                                                           Berman, 1999 to 2004; Anti-
                                                           Money Laundering Compliance
                                                           Officer, sixteen registered
                                                           investment companies for
                                                           which NB Management acts
                                                           as investment manager and
                                                           administrator (seven since 2002,
                                                           three since 2003, four since
                                                           2004, one since 2005 and one
                                                           since 2006) and one registered
                                                           investment company for which
                                                           NB Management acts as
                                                           investment adviser (since 2006).
____________________________________________________________________________________________

Michael J. Bradler (37) Assistant Treasurer since April    Vice President, Neuberger
                        2006                               Berman since 2006; Employee,
                                                           NB Management since 1997;
                                                           Assistant Treasurer, sixteen
                                                           registered investment companies
                                                           for which NB Management
                                                           acts as investment manager and
                                                           administrator (fifteen since 2005
                                                           and one since 2006) and one
                                                           registered investment company
                                                           for which NB Management acts
                                                           as investment adviser (since
                                                           2006).
____________________________________________________________________________________________

____________________________________________________________________________________________

                        POSITION AND LENGTH OF
NAME AND AGE            TIME SERVED (1)                    PRINCIPAL OCCUPATION(S)
____________________________________________________________________________________________

Claudia A. Brandon      Secretary since April 2006         Senior Vice President,
(50)                                                       Neuberger Berman since
                                                           2007; Vice President-Mutual
                                                           Fund Board Relations,
                                                           NB Management since 2000
                                                           and Assistant Secretary since
                                                           2004; formerly, Vice President,
                                                           Neuberger Berman 2002 to
                                                           2006 and Employee since 1999;
                                                           Secretary, sixteen registered
                                                           investment companies for
                                                           which NB Management acts
                                                           as investment manager and
                                                           administrator (three since 1985,
                                                           four since 2002, three since
                                                           2003, four since 2004, one
                                                           since 2005 and one since 2006)
                                                           and one registered investment
                                                           company for which NB
                                                           Management acts as investment
                                                           adviser (since 2006).
____________________________________________________________________________________________

Robert Conti (50)       Vice President since April 2006    Managing Director, Neuberger
                                                           Berman since 2007; formerly,
                                                           Senior Vice President,
                                                           Neuberger Berman, 2003 to
                                                           2006; formerly, Vice President,
                                                           Neuberger Berman, 1999 to
                                                           2003; Senior Vice President, NB
                                                           Management since 2000; Vice
                                                           President, sixteen registered
                                                           investment companies for
                                                           which NB Management acts
                                                           as investment manager and
                                                           administrator (three since 2000,
                                                           four since 2002, three since
                                                           2003, four since 2004, one
                                                           since 2005 and one since 2006)
                                                           and one registered investment
                                                           company for which NB
                                                           Management acts as investment
                                                           adviser (since 2006).
____________________________________________________________________________________________

____________________________________________________________________________________________

                        POSITION AND LENGTH OF
NAME AND AGE            TIME SERVED (1)                    PRINCIPAL OCCUPATION(S)
____________________________________________________________________________________________

Brian J. Gaffney (53)   Vice President since April 2006    Managing Director, Neuberger
                                                           Berman since 1999; Senior Vice
                                                           President, NB Management
                                                           since 2000; Vice President,
                                                           sixteen registered investment
                                                           companies for which NB
                                                           Management acts as investment
                                                           manager and administrator
                                                           (three since 2000, four since
                                                           2002, three since 2003, four
                                                           since 2004, one since 2005
                                                           and one since 2006) and one
                                                           registered investment company
                                                           for which NB Management acts
                                                           as investment adviser (since
                                                           2006).
____________________________________________________________________________________________

Maxine Gerson (56)      Chief Legal Officer since          Senior Vice President,
                        April 2006 (only for purposes      Neuberger Berman since 2002;
                        of sections 307 and 406 of the     Deputy General Counsel and
                        Sarbanes-Oxley Act of 2002)        Assistant Secretary, Neuberger
                                                           Berman since 2001; formerly,
                                                           Vice President, Neuberger
                                                           Berman, 2001 to 2002; formerly,
                                                           Associate General Counsel,
                                                           Neuberger Berman, 2001;
                                                           formerly, Counsel, Neuberger
                                                           Berman, 2000; Secretary
                                                           and General Counsel, NB
                                                           Management since 2004; Chief
                                                           Legal Officer (only for purposes
                                                           of sections 307 and 406 of the
                                                           Sarbanes-Oxley Act of 2002),
                                                           sixteen registered investment
                                                           companies for which NB
                                                           Management acts as investment
                                                           manager and administrator
                                                           (fifteen since 2005 and one
                                                           since 2006) and one registered
                                                           investment company for which
                                                           NB Management acts as
                                                           investment adviser (since 2006).
____________________________________________________________________________________________

____________________________________________________________________________________________

                        POSITION AND LENGTH OF
NAME AND AGE            TIME SERVED (1)                    PRINCIPAL OCCUPATION(S)
____________________________________________________________________________________________

Sheila R. James (41)    Assistant Secretary since April    Assistant Vice President,
                        2006                               Neuberger Berman since 2007;
                                                           formerly, Employee since 1999;
                                                           Assistant Secretary, sixteen
                                                           registered investment companies
                                                           for which NB Management
                                                           acts as investment manager and
                                                           administrator (seven since 2002,
                                                           three since 2003, four since
                                                           2004, one since 2005 and one
                                                           since 2006) and one registered
                                                           investment company for which
                                                           NB Management acts as
                                                           investment adviser (since 2006).
____________________________________________________________________________________________

Kevin Lyons (51)        Assistant Secretary since April    Employee, Neuberger Berman
                        2006                               since 1999; Assistant Secretary,
                                                           sixteen registered investment
                                                           companies for which NB
                                                           Management acts as investment
                                                           manager and administrator (ten
                                                           since 2003, four since 2004, one
                                                           since 2005 and one since 2006)
                                                           and one registered investment
                                                           company for which NB
                                                           Management acts as investment
                                                           adviser (since 2006).
____________________________________________________________________________________________

____________________________________________________________________________________________

                        POSITION AND LENGTH OF
NAME AND AGE            TIME SERVED (1)                    PRINCIPAL OCCUPATION(S)
____________________________________________________________________________________________

John M. McGovern (37)   Treasurer and Principal            Senior Vice President,
                        Financial and Accounting           Neuberger Berman since 2007;
                        Officer since June 2006            formerly, Vice President,
                                                           Neuberger Berman, 2004
                                                           to 2006; Employee, NB
                                                           Management since 1993;
                                                           Treasurer and Principal
                                                           Financial and Accounting
                                                           Officer, sixteen registered
                                                           investment companies for
                                                           which NB Management acts
                                                           as investment manager and
                                                           administrator (fifteen since 2005
                                                           and one since 2006) and one
                                                           registered investment company
                                                           for which NB Management acts
                                                           as investment adviser (since
                                                           2006); formerly, Assistant
                                                           Treasurer, fifteen registered
                                                           investment companies for
                                                           which NB Management acts
                                                           as investment manager and
                                                           administrator, 2002 to 2005.
____________________________________________________________________________________________

Frank Rosato (36)       Assistant Treasurer since April    Vice President, Neuberger
                        2006                               Berman since 2006; Employee,
                                                           NB Management since 1995;
                                                           Assistant Treasurer, sixteen
                                                           registered investment companies
                                                           for which NB Management
                                                           acts as investment manager and
                                                           administrator (fifteen since 2005
                                                           and one since 2006) and one
                                                           registered investment company
                                                           for which NB Management acts
                                                           as investment adviser (since
                                                           2006).
____________________________________________________________________________________________

____________________________________________________________________________________________

                        POSITION AND LENGTH OF
NAME AND AGE            TIME SERVED (1)                    PRINCIPAL OCCUPATION(S)
____________________________________________________________________________________________

Frederic B. Soule (60)  Vice President since April 2006    Senior Vice President,
                                                           Neuberger Berman since 2003;
                                                           formerly, Vice President,
                                                           Neuberger Berman, 1999 to
                                                           2003; Vice President, sixteen
                                                           registered investment companies
                                                           for which NB Management
                                                           acts as investment manager
                                                           and administrator (three since
                                                           2000, four since 2002, three
                                                           since 2003, four since 2004, one
                                                           since 2005 and one since 2006)
                                                           and one registered investment
                                                           company for which NB
                                                           Management acts as investment
                                                           adviser (since 2006).
____________________________________________________________________________________________

Chamaine Williams       Chief Compliance Officer since     Senior Vice President, Lehman
(36)                    2005                               Brothers Inc. since 2007;
                                                           formerly, Vice President,
                                                           Lehman Brothers Inc. from
                                                           2003 to 2006; Chief Compliance
                                                           Officer, sixteen registered
                                                           investment companies for
                                                           which NB Management acts
                                                           as investment manager and
                                                           administrator (fifteen since 2005
                                                           and one since 2006) and one
                                                           registered investment company
                                                           for which NB Management
                                                           acts as investment adviser
                                                           (since 2005); Chief Compliance
                                                           Officer, Lehman Brothers
                                                           Asset Management Inc. since
                                                           2003; Chief Compliance
                                                           Officer, Lehman Brothers
                                                           Alternative Investment
                                                           Management LLC since 2003;
                                                           formerly, Vice President, UBS
                                                           Global Asset Management
                                                           (US) Inc. (formerly, Mitchell
                                                           Hutchins Asset Management,
                                                           a wholly-owned subsidiary of
                                                           PaineWebber Inc.), 1997 to 2003.
____________________________________________________________________________________________

(1) In April, 2006, the Fund's shareholders elected the current Board as part of a proposal to streamline the governance structure of the Fund. Except for Chamaine Williams, who served as the Chief Compliance Officer since 2005, most officers have served since April 2006 and a few since June 2006.


COMPENSATION OF TRUSTEES AND OFFICERS

     The following table sets forth information concerning the compensation of the Fund's Trustees. The Fund does not have any retirement plan for its Trustees. For the fiscal year ended December 31, 2006, the Trustees received the amounts set forth in the following table from the Fund. For the calendar year ended December 31, 2006, the Trustees received the compensation set forth in the following table for serving as Trustees or Directors of investment companies in the "Fund Complex." Each officer and Trustee who is a director, officer or employee of NB Management, LBAM LLC, or any entity controlling, controlled by or under common control with NB Management or LBAM LLC, serves as a Trustee and/or officer without any compensation from the Fund.


                             TABLE OF COMPENSATION

                                                 TOTAL COMPENSATION FROM REGISTERED
                        COMPENSATION FROM      INVESTMENT COMPANIES IN THE NEUBERGER
NAME AND POSITION      THE FUND FOR FISCAL   BERMAN FUND COMPLEX PAID TO TRUSTEES FOR
WITH THE FUND          YEAR ENDED 12/31/06          CALENDAR YEAR ENDED 12/31/06
_____________________________________________________________________________________

Independent Fund Trustees
_____________________________________________________________________________________

John Cannon
   Trustee                   $1,270                          $109,719
Faith Colish
   Trustee                   $1,190                          $102,864
C. Anne Harvey
   Trustee                   $1,190                          $102,864
Robert A. Kavesh
   Trustee                   $1,190                          $102,864
Michael M. Knetter *
   Trustee                   $6,077                          $  6,077
Howard A. Mileaf
   Trustee                   $1,270                          $109,719
George W. Morriss *
   Trustee                   $6,375                          $  6,375
Edward I. O'Brien
   Trustee                   $1,190                          $102,864
William E. Rulon
   Trustee                   $1,190                          $102,864
Cornelius T. Ryan
   Trustee                   $1,299                          $113,645
_____________________________________________________________________________________

                                                 TOTAL COMPENSATION FROM REGISTERED
                        COMPENSATION FROM      INVESTMENT COMPANIES IN THE NEUBERGER
NAME AND POSITION      THE FUND FOR FISCAL   BERMAN FUND COMPLEX PAID TO TRUSTEES FOR
WITH THE FUND          YEAR ENDED 12/31/06          CALENDAR YEAR ENDED 12/31/06
_____________________________________________________________________________________

Tom D. Seip
   Trustee                   $1,447                           $128,341
Candace L. Straight
   Trustee                   $1,190                           $102,864
Peter P. Trapp
   Trustee                   $1,118                           $102,372
_____________________________________________________________________________________

Trustees who are "Interested Persons"
_____________________________________________________________________________________

Jack L. Rivkin
   Trustee and President       $0                               $0
Peter E. Sundman
   Trustee, Chairman
   of the Board and
   Chief Executive
   Officer                     $0                               $0
_____________________________________________________________________________________

* Dr. Knetter and Mr. Morriss were members of the Board from from the Fund's inception through April 2006. They were appointed to the Fund's Board again in February 2007.

VOTE REQUIRED

     C. Anne Harvey, George W. Morriss, Jack Rivkin and Tom D. Seip each will be elected by a plurality of the votes cast by the holders of the Fund's outstanding Common Shares and Preferred Shares, voting together. John Cannon will be elected by a plurality of the votes cast by the holders of the Preferred Shares, voting separately from the holders of the Common Shares.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                       THAT YOU VOTE "FOR" EACH NOMINEE.

                INFORMATION ON THE FUND'S INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP ("Ernst & Young") audited the financial statements for the fiscal year ended December 31, 2006 for the Fund. Ernst & Young, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for the Fund and provides audit services, tax compliance services and assistance and consultation in connection with the review of the Fund's filings with the SEC. In the opinion of the Audit Committee, the services provided by Ernst & Young are compatible with maintaining the independence of the Fund's independent registered public accounting firm. The Board has selected Ernst & Young as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2007. Ernst & Young has served as the Fund's independent registered public accounting firm since the Fund's inception. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

     Representatives of Ernst & Young are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

     The aggregate fees billed by Ernst & Young for the audit of the annual financial statements of the Fund for the fiscal years ended December 31, 2005 and December 31, 2006 and for the review of the financial statements included in the Fund's regulatory filings were as shown in the table below.

                                                   AUDIT FEES BILLED
                                        _______________________________________

                                         FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                          12/31/05            12/31/06
_______________________________________________________________________________

Lehman Brothers
   First Trust Income Opportunity Fund        $34,500             $34,500
_______________________________________________________________________________

AUDIT-RELATED FEES

     The aggregate audit-related fees billed by Ernst & Young for the fiscal years ended December 31, 2005 and December 31, 2006, for performing agreed-upon procedures for the MMP Shares of the Fund were as shown in the table below.

                                                AUDIT-RELATED FEES BILLED
                                        _______________________________________

                                         FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                          12/31/05            12/31/06
_______________________________________________________________________________

Lehman Brothers
   First Trust Income Opportunity Fund         $6,000              $6,250
_______________________________________________________________________________

TAX FEES

     The aggregate fees billed by Ernst & Young for the fiscal years ended December 31, 2005 and December 31, 2006, for tax compliance, tax advice, and tax planning were as shown in the table below.

                                                   TAX FEES BILLED
                                        _______________________________________

                                         FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                          12/31/05            12/31/06
_______________________________________________________________________________

Lehman Brothers
   First Trust Income Opportunity Fund         $8,700              $8,700
_______________________________________________________________________________

ALL OTHER FEES

     Aggregate fees billed by Ernst & Young during the fiscal years ended December 31, 2005 and December 31, 2006 for other services provided to the Fund were as shown in the table below.

                                                   ALL OTHER FEES
                                        _______________________________________

                                         FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                          12/31/05            12/31/06
_______________________________________________________________________________

Lehman Brothers
   First Trust Income Opportunity Fund           $0                  $0
_______________________________________________________________________________

     Aggregate fees billed by Ernst & Young during the fiscal years ended December 31, 2005 and December 31, 2006 for non-audit services to the Fund, Lehman Brothers Asset Management Inc. and LBAM LLC were as shown in the table below.

                                                AGGREGATE NON-AUDIT FEES
                                        _______________________________________

                                         FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                          12/31/05            12/31/06
_______________________________________________________________________________

Lehman Brothers
   First Trust Income Opportunity Fund      $14,700                 $14,950
_______________________________________________________________________________

     The Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Ernst & Young. The Audit Committee did not approve any of the services described above pursuant to the "de minimis exceptions" set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. Ernst & Young did not provide any audit-related services, tax services or other non-audit services to NB Management or LBAM LLC that the Audit Committee was required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

                                 OTHER MATTERS

No business, other than as set forth above, is expected to come before the Annual Meeting. Should any other matters requiring a vote of shareholders properly come before the Annual Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

                             SHAREHOLDER PROPOSALS

The Fund's By-laws require shareholders wishing to nominate Trustees or make proposals to be voted on at the Fund's annual meeting to provide notice of the nominations or proposals in writing delivered to the Secretary of the Fund. The Secretary must receive the nomination or proposal not less than 90 days and no more than 120 days in advance of the anniversary of the date of the Fund's proxy statement released to shareholders in connection with the previous year's annual meeting. In order to be considered at the Fund's 2008 annual meeting, shareholder nominations and proposals must be received by the Fund no later than December 13, 2007 and no earlier than November 13, 2007 and must satisfy the other requirements of the federal securities laws. Timely submission of a nomination or proposal does not guarantee that such nomination or proposal will be included. The chairperson of the Annual Meeting may refuse to acknowledge a nomination or other proposal by a shareholder that is not made in the manner described above.

                   NOTICE TO BANKS, BROKER-DEALERS AND VOTING
                          TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, c/o its Secretary at 605 Third Avenue New York, New York 10158, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of shares.

                                        By order of the Board of Trustees,

                                        /s/ Claudia A. Brandon

                                        Secretary

Dated: March 12, 2007

                                                                      APPENDIX A

                             AUDIT COMMITTEE REPORT

        LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND (THE "FUND")

     The Audit Committee of the Board of Trustees of the Fund operates pursuant to a Charter, which sets forth the role of the Audit Committee in the Fund's financial reporting process. Pursuant to the Charter, the role of the Audit Committee is to oversee the Fund's accounting and financial reporting processes and the quality and integrity of the Fund's financial statements and the independent audit of those financial statements. The Committee is responsible for, among other things, recommending the initial and ongoing engagement of the auditors and reviewing the scope and results of the Fund's annual audit with the Fund's independent auditors. Fund management is responsible for the preparation, presentation and integrity of the Fund's financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Fund are responsible for planning and carrying out proper audits and reviews.

     The Audit Committee met on February 14, 2007 to review the Fund's audited financial statements for the fiscal year ended December 31, 2006. In performing this oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Fund's management and their independent auditors, Ernst & Young, LLP ("E&Y"). The Audit Committee has discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61, and has received the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1. The Audit Committee also has discussed with E&Y its independence.

     The members of the Audit Committee are not employed by the Fund as experts in the fields of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and E&Y.

     Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2006.

     The members of the Audit Committee are listed below. Each has been determined to be independent pursuant to New York Stock Exchange Rule 303.01.

John Cannon
Howard Mileaf
Cornelius T. Ryan (Chairman)
Tom D. Seip
Peter P. Trapp

February 14, 2007

                      (This page intentionally left blank.)

                      (This page intentionally left blank.)

                            [NEUBERGER BERMAN LOGO]


                            NEUBERGER BERMAN MANAGEMENT INC.

                            605 Third Avenue 2nd Floor
                            New York, New York 10158-0180

                            www.nb.com
                                                                     P41615
                                                                     H0281 03/07

LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND
COMMON SHARES

The undersigned appoints as proxies Robert Conti,  Frederic B. Soule and Claudia
A. Brandon, and each of them (with power of substitution), to vote all the undersigned's common shares in Lehman Brothers First Trust Income Opportunity Fund (the "Fund") at the Annual Meeting of Shareholders to be held on April 16, 2007, at 3:30 p.m. Eastern Time at the offices of Neuberger Berman LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments thereof ("Annual Meeting"), with all the power the undersigned would have if personally present. Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES.

The common shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                                          Date:___________________, 2007


            Signature (owner, trustee, custodian, etc.) (PLEASE SIGN IN THE BOX)
            --------------------------------------------------------------------
            |                                                                  |
            |                                                                  |
            |                                                                  |
            |                                                                  |
            --------------------------------------------------------------------
            Please sign exactly as name appears hereon. If shares are held in the name of two or more persons, any may sign. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.



                                                                      CLB-JH-CMN

       YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND RETURN IT PROMPTLY
                           IN THE ENCLOSED ENVELOPE.



              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE
DO NOT USE FINE POINT PENS.   [X]

1. To elect four Class II Trustees to serve until the annual meeting of shareholders in 2010, or until their successors are elected and qualified:


   ALL FUNDS                                                FOR WITHHOLD FOR ALL
                                                            ALL   ALL    EXCEPT*


  (01) C. Anne Harvey  (02) George Morriss                  [ ]    [ ]      [ ]

  (03) Jack Rivkin     (04) Tom D. Seip

   *TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK THE BOX "FOR ALL EXCEPT" AND WRITE ON THE LINE BELOW THE NUMBER(S) OF THE NOMINEE(S) FOR WHOM YOU DO NOT WANT TO VOTE.

________________________________________________________________________________



      IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CALL 1-877-461-1899



                        PLEASE SIGN ON THE REVERSE SIDE.


                                                                 CLB-JH-CMN

LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND
MONEY MARKET CUMULATIVE PREFERRED SHARES

The undersigned appoints as proxies Robert Conti,  Frederic B. Soule and Claudia
A. Brandon, and each of them (with power of substitution), to vote all the undersigned's preferred shares in Lehman Brothers First Trust Income Opportunity Fund (the "Fund") at the Annual Meeting of Shareholders to be held on April 16, 2007, at 3:30 p.m. Eastern Time at the offices of Neuberger Berman LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments thereof ("Annual Meeting"), with all the power the undersigned would have if personally present. Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES.

The preferred shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                                          Date:___________________, 2007


            Signature (owner, trustee, custodian, etc.) (PLEASE SIGN IN THE BOX)
            --------------------------------------------------------------------
            |                                                                  |
            |                                                                  |
            |                                                                  |
            |                                                                  |
            --------------------------------------------------------------------
            Please sign exactly as name appears hereon. If shares are held in the name of two or more persons, any may sign. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.



                                                                      CLB-JH-PRE

            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND RETURN IT PROMPTLY
                           IN THE ENCLOSED ENVELOPE.



              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE
DO NOT USE FINE POINT PENS.   [X]

1. To elect five Class II Trustees to serve until the annual meeting of shareholders in 2010, or until their successors are elected and qualified:


   ALL FUNDS                                                FOR WITHHOLD FOR ALL
                                                            ALL   ALL    EXCEPT*


  (01) C. Anne Harvey  (02) George Morriss (05) John Cannon [ ]    [ ]      [ ]

  (03) Jack Rivkin     (04) Tom Seip

   *TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK THE BOX "FOR ALL EXCEPT" AND WRITE ON THE LINE BELOW THE NUMBER(S) OF THE NOMINEE(S) FOR WHOM YOU DO NOT WANT TO VOTE.

________________________________________________________________________________



      IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CALL 1-877-461-1899



                        PLEASE SIGN ON THE REVERSE SIDE.


                                                                 CLB-JH-PRE